SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934, as amended


Date of Report (Date of earliest event reported):  October 30, 1996




                     Structured Asset Securities Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                   33-96378           74-2440850
            --------                   --------           ----------
(State or Other Jurisdiction        (Commission           (I.R.S. Employer
of Incorporation)                   File Number)          Identification Number)

200 Vesey Street
New York, New York                                        10285
------------------                                        -----
(Address of Principal                                     (Zip Code)
Executive Offices)

Registrant's telephone number, including area code (212) 526-5594
                                                   --------------

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

Description of the Certificates and the Mortgage Pool

         On October 30, 1996, a single series of certificates, entitled LB Commercial Conduit Mortgage Trust II Multiclass Pass-Through Certificates, Series 1996-C2 (the "Certificates"), was issued pursuant to a trust agreement (the "Trust Agreement") attached hereto as Exhibit 4.1, dated as of October 1, 1996, among Structured Asset Securities Corporation as depositor (the "Depositor"), GMAC Commercial Mortgage Corporation as servicer, CRIIMI MAE Services Limited Partnership as special servicer, LaSalle National Bank as trustee and ABN AMRO Bank N.V. as fiscal agent. The Certificates consists of thirteen classes identified as the "Class A Certificates", the "Class IO Certificates", the "Class B Certificates", the "Class C Certificates", the "Class D Certificates", the "Class E Certificates", the "Class F Certificates", the "Class G Certificates", the "Class H Certificates", the "Class J Certificates", the "Class R-I Certificates", the "Class R-II Certificates" and the "Class R-III Certificates", respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of commercial and multifamily mortgage loans (the "Mortgage Loans"), having, as of the close of business on October 1, 1996 (the "Cut-off Date"), an aggregate principal balance of $397,202,489.27 (the "Initial Pool Balance"), after taking into account all payments of principal due on the Mortgage Loans on or before such date, whether or not received. The Certificates were sold by the Depositor to Lehman Brothers Inc. ("LBI") pursuant to (i) an underwriting agreement, dated October 18, 1996 (the "Underwriting Agreement"), between the Depositor and LBI and (ii) a certificate purchase agreement, dated October 18, 1996, between the Depositor and LBI. The Underwriting Agreement is attached hereto as Exhibit 1.1.

         The Class A Certificates have an initial stated principal balance (a "Certificate Balance") of $270,097,693. The Class B Certificates have an initial Certificate Balance of $27,804,174. The Class C Certificates have an initial Certificate Balance of $23,832,149. The Class D Certificates have an initial Certificate Balance of $15,888,100. The Class E Certificates have an initial Certificate Balance of $7,944,050. The Class F Certificates have an initial Certificate Balance of $21,846,137. The Class G Certificates have an initial Certificate Balance of $13,902,087. The Class H Certificates have an initial Certificate Balance of $5,958,037. The Class J Certificates have an initial Certificate Balance of $9,930,062. The Class IO Certificates will not have a Certificate Balance, but will represent the right to receive distributions of interest accrued as provided in the Trust Agreement on a hypothetical or notional amount (a "Notional Amount") equal to $397,202,489. The Class R-I, Class R-II and Class R-III Certificates each have an initial Certificate Balance of $0.

         Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits




          Exhibit No.                                  Description
          -----------                                  -----------

              1.1 Underwriting Agreement, dated October 18, 1996, between Structured Asset Securities Corporation as seller and Lehman Brothers Inc. as underwriter.

              4.1 Trust Agreement, dated as of October 1, 1996, among Structured Asset Securities Corporation as depositor, GMAC Commercial Mortgage Corporation as servicer, CRIIMI MAE Services Limited Partnership as special servicer, LaSalle National Bank as trustee and ABN AMRO Bank N.V. as fiscal agent.

             99.1 Mortgage Loan Purchase Agreement, dated October 18, 1996, between Lehman Brothers Holdings Inc., doing business as Lehman Capital, A Division of Lehman Brothers Holdings Inc. as seller and Structured Asset Securities Corporation as purchaser.

             99.2 Servicing Agreement, dated as of October 1, 1996, among Structured Asset Securities Corporation as depositor, LaSalle National Bank as trustee, GMAC Commercial Mortgage Corporation as servicer and CRIIMI MAE Services Limited Partnership as special servicer.

             99.3 Special Servicing Agreement, dated as of October 1, 1996, among Structured Asset Securities Corporation as depositor, LaSalle National Bank as trustee, GMAC Commercial Mortgage Corporation as servicer and CRIIMI MAE Services Limited Partnership as special servicer.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            STRUCTURED ASSET SECURITIES
                                            CORPORATION


                                            By: /s/ Michael Mazzei
                                               -----------------------------
                                            Name:   Michael Mazzei
                                            Title:  Managing Director and
                                                    Authorized Signatory


Dated:  November 11, 1996

                                Index To Exhibits
                                -----------------



                                                                    Sequentially
                                                                     Numbered
       Exhibit No.                             Description             Page
       -----------                             -----------             ----

          1.1                 Underwriting Agreement, dated
                              October 18, 1996, between
                              Structured Asset Securities
                              Corporation as seller and Lehman
                              Brothers Inc. as underwriter.

          4.1 Trust Agreement, dated as of October 1, 1996, among Structured Asset Securities Corporation as depositor, GMAC Commercial
                              Mortgage Corporation as servicer,
                              CRIIMI MAE Services Limited
                              Partnership as special servicer,
                              LaSalle National Bank as trustee
                              and ABN AMRO Bank N.V. as fiscal
                              agent.


         99.1 Mortgage Loan Purchase Agreement, dated October 18, 1996, between Lehman Brothers Holdings Inc., doing business as Lehman Capital, A Division of Lehman Brothers
                              Holdings Inc. as seller and
                              Structured Asset Securities
                              Corporation as purchaser.

         99.2 Servicing Agreement, dated as of October 1, 1996, among Structured Asset Securities Corporation as depositor, LaSalle National Bank as trustee, GMAC Commercial
                              Mortgage Corporation as servicer
                              and CRIIMI MAE Services Limited
                              Partnership as special servicer.

         99.3 Special Servicing Agreement, dated as of October 1, 1996, among Structured Asset Securities Corporation as depositor, LaSalle National Bank as trustee, GMAC Commercial Mortgage Corporation as servicer and CRIIMI MAE
                              Services Limited Partnership as
                              special servicer.